                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2001
                               (January 18, 2001)

                           AMERICAN TOWER CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       001-14195             65-0723837
------------------------------      -----------        ------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)




                  116 Huntington Avenue
                  Boston, Massachusetts                   02116
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)




                                 (617) 375-7500
              ---------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.

The following information serves to update the status of the AT&T transaction as previously disclosed in the current reports on Form 8-K filed by American Tower Corporation (the "Company") on September 17, 1999; January 31, 2000; March 14, 2000; April 13, 2000; June 12, 2000; September 11, 2000 and December 15, 2000:

On January 18, 2001, the Company acquired two additional towers and paid cash consideration of approximately $82,000 under the terms of the Purchase and Sale Agreement, dated as of September 10, 1999, by and between the Company and AT&T Corp. The Company financed the transaction through available cash on-hand.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

     Exhibit 10.1 Purchase and Sale Agreement, dated as of September 10, 1999, by and between the Company and AT&T Corp., a New York corporation. *

* Filed as Exhibit 10.1 from the Company's Current Report on Form 8-K dated September 17, 1999.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICAN TOWER CORPORATION
                             (Registrant)


Date: February 1, 2001       By:  /s/ Justin D. Benincasa
                                  -------------------------------
                                  Name:  Justin D. Benincasa
                                  Title: Senior Vice President
                                         and Corporate Controller





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